Oportun provides intra-quarter update on strategic initiatives Strong progress toward quarterly and full-year objectives SAN CARLOS, CALIF. – September 14, 2021 – Oportun Financial Corporation (NASDAQ: OPRT), an A.I.-driven financial services and technology company that provides hardworking people with access to responsible and affordable credit, today provided an intra-quarter update on its strategic initiatives. “We continue to be very pleased with how our third-quarter and full-year 2021 are progressing” said Oportun CEO Raul Vazquez. “Oportun is making strong progress on all of its key strategic objectives.” The intra-quarter updates were presented in an updated investor deck posted to Oportun’s investor website (investor.oportun.com) this morning. The updates included: • Aggregate Originations were $501 million quarter-to-date, up 122% year-over-year • Better than expected personal loan originations in the first 12 states that Oportun began offering loans under its bank partnership expansion, launched August 23, 2021 o Oportun expects to enter approximately 17 additional states through the bank partnership, nearly doubling its addressable market by the end of 2021 • Secured personal loan receivables were $23.1 million as of August 31, 2021, up 11,078% year-over-year • Oportun Visa Credit Card receivables were $31.8 million as of August 31, 2021, up 946% year-over-year o Additionally, the credit card program now has over 75,000 active customers • DolEx locations that offer Oportun’s loans through its Lending-as-a-Service program now number 181 as of September 13, 2021, already surpassing the company’s yearend goal of 175 locations, which it is raising to a new year-end target of 200 locations o Oportun remains on track to begin offering loans through its second Lending-as- a-Service partnership in the fourth quarter, which will add at least an additional 100 new locations over the next 12 months • Last week the Company closed its new $600 million, 3-year warehouse line and drew on the line to redeem the last of its more expensive ABS notes issued in 2018, which lowers Oportun’s cost of funds going forward About Oportun Oportun (Nasdaq: OPRT) is a financial services company that leverages its digital platform to provide responsible consumer credit to hardworking people. Using A.I.-driven models that are built on 15 years of proprietary customer insights and billions of unique data points, Oportun has extended more than 4.3 million loans and over $10.5 billion in affordable credit, providing its customers with alternatives to payday and auto title loans. In recognition of its responsibly designed products which help consumers build their credit history, Oportun has been certified as a Community Development Financial Institution (CDFI) since 2009.

Forward-Looking Statements This press release contains forward-looking statements. All statements other than statements of historical fact contained in this press release are statements that could be deemed forward- looking statements, including statements as to future results of operations and financial position and achievement of our strategic priorities . These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause Oportun’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You generally can identify these statements by terms such as “expect,” “plan,” “anticipate,” “project,” "outlook,” “continue,” “may,” “believe,” or “estimate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could.” These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Oportun has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These risks and uncertainties include those risks described in Oportun's filings with the Securities and Exchange Commission, including Oportun's most recent annual report on Form 10-K and most recent quarterly report on Form 10-Q, and include, but are not limited to, future results of operations and financial position, new and planned products and services, business strategy, the expected benefits a bank partnership may have, the ability of the bank partnership to accelerate growth and the timing and ability to realize certain financial and strategic benefits and plans and objectives of management for future operations. The forward-looking statements speak only as of the date on which they are made, and, except to the extent required by federal securities laws, Oportun disclaims any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In light of these risks and uncertainties, there is no assurance that the events or results suggested by the forward-looking statements will in fact occur, and you should not place undue reliance on these forward-looking statements. # # # Investor Contact Nils Erdmann 650-810-9074 ir@oportun.com Media Contact George Gonzalez 650-769-0441 george.gonzalez@oportun.com